EXHIBIT 10.23

September 25, 2007

PANATTONI

CONSTRUCTION, INC.

4601 DTC BLVD.,

SUITE 650

DENVER, CO

80237

PH 303/623-0865

FX 303/623-0890

WWW.panconinc.com

CO LIC #233155

ATLANTA, GA

CHICAGO, IL

DENVER, CO

EDISON, NJ

FT.LADDERDALE, FL

INDIANAPOLIS, IN

IRVINE, CA

LAS VEGAS, NV

LOS ANGELES, CA

MEMPHIS, TN

NAPA, CA

NASHVILLE, TN

ORLANDO, FL

PHOENIX, AZ

PORTLAND, OR

RENO, NV

SACRAMENTO, CA

SEATTLE, WA

ST. LOUIS, MO

AFFILIATED COMPANIES

PANATTONI

CONSTRUCTION, L.P.

DALLAS, TX

HOUSTON, TX

PANATTONI

CONSTRUCTION, LLC
ATLANTA, GA

Tennessee Valley Agri-Energy, LLC

Attn: Mr. Bartt McCormack

540 Little Dry Creek Road

Pulaski, Tennessee  38478

Subject: Amendment 2 to Preliminary Engineering Services and Exclusivity Agreement

Dear Bartt,

Per Article 14 - Notices of the Preliminary Engineering Services and Exclusivity Agreement (hereinafter “Agreement”) between Tennessee Valley Agri-Energy, LLC (hereinafter “TVAE”) and Panattoni Construction, Inc. (hereinafter “Panattoni”), this letter is being written to advise you of an Amendment to the Agreement per the following.

I.  The date in Article 5.1 of the Agreement for reaching an EPC Agreement is being extended from October 1, 2007 to December 31, 2007.

II.  Panattoni’s contact person in Article 14 and its authorized representative for signature of any other business relating to the Agreement is changed from Skip Bailey to Scott Kaminky, Vice President Power & Industrial, e-mail: skaminky@panconinc.com .  All other contact information remains the same.

The below listed parties through their respective authorized representatives have executed this Amendment the day and year hereinbelow written.

PANATTONI CONSTRUCTION, INC.

By:	/S/ Skip Bailey
Printed Name: Skip Bailey
Title: Executive Director
Date:	9-24-07

TENNESSEE VALLEY AGRI-ENERGY LLC.

By:	/S/ Bartt R. McCormack
Printed Name: Mr. Bartt McCormack
Title: Chairman
Date:	9-24-07